Exhibit 10(u)

                             COGENERATION AGREEMENT

THIS AGREEMENT is entered into as of the 16th day of December, 1993, by and among MIDWEST GRAIN PRODUCTS, INC. ("MWG"), a Kansas corporation, CENTRAL
ILLINOIS LIGHT COMPANY ("CILCO"), an Illinois corporation, and CILCORP DEVELOPMENT SERVICES INC. ("CILCORP"), an Illinois corporation.

                                   WITNESSETH:

     WHEREAS, MWG operates a processing plant located on South Front Street in Pekin, Illinois; and

     WHEREAS, CILCO is engaged, among other things, in the generation and sale of electricity in the State of Illinois and is a public utility subject to the jurisdiction of the Illinois Commerce Commission ("Commission"); and

     WHEREAS, CILCOPR is an affiliate of CILCO, and CILCORP and MWG have entered into a Steam Heat Service Agreement dated December 16, 1993, under which CILCORP will construct, operate and maintain a Boiler Plan on MWG's property leased to CILCORP, from which CILCORP will supply MWG's requirements for steam heat at MWG's Plant; and

     WHEREAS, the steam produced by the Boiler Plan can also be used by CILCO to operate electric generators, and the parties hereto wish to enter into this Agreement to set forth the terms and conditions under which CILCO will be authorized to install, operate and maintain electric generators on the Leased Site.

     NOW,   THEREFORE,   in  consideration  of  the  promises  and  undertakings
hereinafter set forth and the execution by MWG and CILCORP of the Steam Heat Service Agreement, the parties hereto agree as follows:
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                             Article I: Definitions

     "Agreement" means this Cogeneration Agreement.

     "Boiler Plant" means the boilers and the structure housing them which are to be constructed, operated and maintained pursuant to the provisions of the Steam Heat Service Agreement.

     "Facility" means the electric generating units and related fixtures and equipment to be installed, operated and maintained by CILCO on the Leased Site.

     "Lease Agreement" means the lease between MWG and CILCORP dated December 16, 1993, a copy of which is attached to the Steam Heat Service Agreement.

     "Leased Site" means the property leased to CILCORP pursuant to the Lease Agreement.

     "MWG Plant" is the processing plant owned by MWG located on South Front Street in Pekin, Illinois.

     "Steam Heat Service Agreement" means the contract entered into between MWG and CILCORP under date of December 16, 1993 for the construction of the Boiler Plant on the Leased Site, a copy of which contract is attached hereto as Exhibit A and made a part hereof.

                         Article II: Cogeneration Units

1. CILCO's Obligations

     (a) Subject to the prior approval of the Commission, CILCO shall finance, build, own, operate and maintain on the Leased Site electric generating units which shall be driven by steam produced by

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the Boiler Plant. CILCO shall be solely responsible for acquiring and installing all generating equipment and related fixtures on the Leased Site and for all costs of interconnecting, operating and maintaining the generating equipment and related fixtures.

     (b) CILCO, at its own cost and expense, shall secure all permits and authorizations necessary to install, operate and maintain the Facility, except to the extent such permits and authorizations are obtainable only by MWG or CILCORP, in which event MWG or CILCORP, as applicable, shall obtain the permits and authorizations at its own expense.

2. MWG's Obligations

     (a) MWG shall execute the Steam Heat Service Agreement and the Lease Agreement attached to the Steam Heat Service Agreement and shall provide at no expense to CILCORP or CILCO reasonable access and easements to the Leased Site and surrounding areas owned by MWG as are reasonably necessary for CILCO to install, operate and maintain the Facility and interconnect the same with CILCO's electric transmission and distribution system, provided, however, such access and easements shall not unreasonably interfere with the operation of MWG's Plant or CILCORP's operation of the Boiler Plant.

     (b) MWG shall provide such assistance as CILCO may reasonably request in obtaining any permits required for the performance of this Agreement.

     (c) MWG shall cooperate in any audit by the Commission of the cost of the Boiler Plant and the Facility, and shall make available to CILCO and the auditors all data relating to such costs.

3. CILCORP's Obligations

     (a) CILCORP shall allow CILCO access to the Boiler Plant for the purposes of installing, interconnecting, operating and maintaining the Facility, and CILCORP shall provide the steam required to operate the Facility.

     (b) Upon approval of this Agreement by the Commission, and payment by CILCO to CILCORP of the book value of CILCORP's investment in the Boiler Plan, CILCORP shall assign to CILCO all CILCORP's rights, duties, claims and obligations under this Agreement, the Steam Heat Service Agreement and the Lease Agreement, and all CILCORP's rights and interest in and to the Boiler Plant. As used herein, "book value" shall have the same meaning such term has under generally accepted accounting principles, after deducting straight line depreciation over the life of the property or thirty-four years, whichever is less. Notice of such assignment shall be given to MWG, whereupon CILCO shall assume and have all the rights, duties, claims and obligations of CILCORP under this Agreement, the Steam heat Service Agreement and the Lease Agreement for the period after the assignment, and CILCORP shall have no further rights, duties, claims or obligations under those contracts for any period after the assignment. No approval of MWG shall be required in connection with such assignment.

     (c) CILCORP shall cooperate in any audit by the Commission of the costs of the Boiler Plant and the Facility, and shall make available to CILCO and the auditors all data relating to such costs.

4. Operation of Facility

     (a) Any electric power generated from the Facility will be supplied to CILCO's transmission and distribution system.

     (b) CILCO shall procure and be solely responsible for the cost of any gas required to produce steam from the Boiler Plant to the extent such gas exceeds the amount that would have been required to operate the Boiler Plant pursuant to the Steam Heat Service Agreement if the Facility had not

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been in operation. In determining CILCO's responsibility for gas used to produce steam, the gas shall be allocated between the requirements of the Boiler Plant as a stand-alone plant and the additional requirements for gas because the Facility is operating, in accordance with the formula specified in Exhibit H to the Steam Heat Service Agreement. For regulatory purposes, that part of the capital investment in the Boiler Plant that is incurred to increase steam production to meet the requirements of the Facility and, to that extent, exceeds the capital investment that would have been required solely to meet the steam heat requirements of MWG's Plant, shall be included in CILCO's electric rate base. The balance of the capital investment in the Boiler Plant shall be deemed to be related solely to the production of steam heat for MWG's plant.

     (c) It is CILCO's intention to operate the Facility as a dispatchable unit, and to generate electricity from the Facility when the cost of such electricity is less than the cost of electricity from other sources available to CILCO, but CILCO shall be under no obligation to operate or refrain from operation of the Facility at any time, and CILCO retains sole discretion as to when and whether to operate the Facility.

5. Commission Approval

     (a) CILCO's obligations under this Agreement are subject to the approval of the Commission, and CILCO shall promptly seek Commission approval of this Agreement.

     (b) If the Commission fails to approve this Agreement, or approves the Agreement subject to conditions that are unacceptable to CILCO or that materially change the rights or obligations of any other party to this Agreement, CILCO or such other party as the case may be, shall have the option, within thirty days after the Commission's final action approving the Agreement with such conditions, to terminate this Agreement by giving written notice of such termination to the other parties. Failure to give notice of termination within such thirty-day period shall preclude any party from terminating this Agreement under this Subsection (b) of Section 5, Article II.

     (c) If, for any reason, the Facility is not constructed, that failure shall not impair or release the respective rights and obligations of CILCORP and MWG under the Steam Heat Service Agreement and the Lease Agreement.

                        Article III: Terms and Conditions

1. Term of Agreement

     This Agreement shall become effective on the date first set forth above, and shall terminate upon the expiration of the Lease Agreement.

2. Payments by CILCO of Fuel Cost

     (a) CILCO acknowledges that because the Boiler Plant will be used to produce steam to meet the steam heat requirements of MWG, authorization for CILCO to use steam from the Boiler Plant to operate the Facility will in many cases reduce the cost of fuel that would otherwise be incurred by CILCO to generate the same quantity of electric energy from its other generating units. Therefore, as further consideration for authorization by MWG to install, operate and maintain the Facility and connect it to the Boiler Plan, CILCO agrees to pay MWG for a portion of the fuel costs incurred by MWG for production of steam in the Boiler Plant. The payment shall be related to the net savings actually realized by CILCO during any calendar month by generating electricity from the Facility and delivering it to CILCO's electric transmission and distribution system. The monthly payment, if any, toward MWG's share of the fuel costs shall be calculated according to the following formula:

     Payment = (A-B) x C x .333

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     where

       A = the average variable production cost per kwh of CILCO's electric generating stations, other than the Facility, during the calendar month for which the payment is being calculated.

       B =  the  average   variable   production   cost  (fuel,   operating  and
            maintenance expense) per kwh of the Facility during the calendar month for which the payment is being calculated.

       C = the number of kilowatt-hours produced by the Facility and delivered to CILCO's electric transmission and distribution system during the month for which the payment is being calculated.

Provided,  however,  in no event  shall the  payments by CILCO to MWG under this
Section 2 exceed the actual fuel costs incurred by MWG for the operation of the Boiler Plant for the month for which the payment is given.

     (b) The payment due to MWG under this Section 2 of Article III shall be made in the month immediately following the month for which the payment was calculated. The amount of the payment shall be recovered by CILCO through its fuel adjustment clause.

     (c) No payment shall be provided under this Section 2 until the first full calendar month after CILCO synchronizes the Facility with CILCO's electric grid.

3. Further Assurances

     Each party hereto shall execute, acknowledge, and deliver any further documents or instruments that are necessary or desirable to carry out the terms of this Agreement, including, without limitation, a consent or consents to assignment or similar documents, and shall take any other action reasonably necessary and proper to carry out the terms and provisions of this Agreement or consistent with the terms of this Agreement that may reasonably be requested by the other party, for the purpose of consummating the transactions described in this Agreement, including, without limitation, cooperating in obtaining any and all required approvals, consents, permits and authorizations.

4. Successors and Assigns

     All of the terms and provisions of this Agreement and the parties' respective rights and obligations hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective and permitted successors and assigns. Except as specifically provided herein, this Agreement is not assignable by any party herein without the prior written approval of the other parties.

5. Entire Agreement; Amendments

     This Agreement and the documents made a part hereof contain the entire agreement and understanding between the parties with respect to the subject matter of this Agreement and supersede all prior oral or written negotiations, understandings and agreements. No party shall be bound by or shall be deemed to have made any representations, warranties or commitments except those contained in this Agreement and the documents made a part hereof. No provision of this Agreement may be changed, waived, modified, discharged, or terminated except by a written instrument executed by the parties hereto.

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6. Waiver

     Either party's delay or failure to enforce or exercise any provision of this Agreement or rights existing hereunder shall not in any way be construed as or constitute a waiver of any such provision or right, or prevent that party thereafter from enforcing that provision or right and each and every other provision or right of this Agreement.

7. Survival Of Obligations

     Termination  of this  Agreement  for any  reason  shall not  relieve,  MWG,
CILCORP  or  CILCO  of  any  obligation   accruing  or  arising  prior  to  such
termination.

8. Notices

     Except as provided herein to the contrary, any notice or other communication required or permitted hereunder shall be in writing, and shall be deemed to have been given when delivered in person, when received by telephone facsimile (provided such receipt is verified by telephone ), or when deposited in the United States mails, postage prepaid, for mailing by certified or registered mail, return receipt requested, addressed as follows:

      If to MWG:

                    Midwest Gain Products, Inc.
                    1301 South Front Street
                    P.O. Box 1069
                    Pekin, IL  61554

     If to CILCO:

                    Central Illinois Light Company
                    300 Liberty Street
                    Peoria, IL  61602

     If to CILCORP:

                    CILCORP Development Services Inc.
                    300 Hamilton Blvd.
                    Suite 300
                    Peoria, IL  61602

Or to such other person or address as the party entitled to notice may specify from time to time in a notice duly given as provided herein.

9. Choice of Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

10. Venue

     Venue for any judicial action arising from this Agreement shall be in Tazewell County, Illinois.



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11. No Partnership or Joint Venture

     MWG does not in any way or for any purpose become, by nature of this Agreement, an agent, partner or joint venturer of CILCORP or CILCO and CILCORP and CILCO shall not be deemed agents, partners or joint venturers of MWG for any purpose.

12. Compliance with Laws

     Each party shall, at its own cost and expense (except as herein otherwise specifically provided), obey and comply with all laws, ordinances, rules, requirements, regulations and orders of the federal, state, and local governments, or any of them, and of any and all of their departments and bureaus, and of any other competent authority, as they may pertain to the Boiler Plant or the MWG Plant or the Facility, to the protection and maintenance thereof, to the business operated therein, or the sanitary conditions thereof, or otherwise to the performance of any party under this Agreement.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first hereinabove written.

                                         MIDWEST GRAIN PRODUCTS, INC.

                                         By:       /s/ Ladd M. Seaberg
                                         Name:     Ladd M. Seaberg
                                         Title:    President & CEO
                                         Witness:  /s/ Brian T. Cahill

                                         CILCORP DEVELOPMENT SERVICES INC.

                                         By:       /s/ Lawrence H. Haynes
                                         Name:     Lawrence H. Haynes
                                         Title:    President
                                         Witness:  /s/ illegible signature

                                         CENTRAL ILLINOIS LIGHT COMPANY

                                         By:       /s/ Terrence Kurtz
                                         Name:     Terrence Kurtz
                                         Title:    Vice President
                                         Witness:  /s/ Stan E. Ogden

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                   EXHIBIT A: THE STEAM HEAT SERVICE AGREEMENT

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